UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2007

Date of Report

(Date of Earliest Event Reported)

HUTTON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada                   000-51724                 87-1578749

 (State or other Jurisdiction)  (Commission File No.)   (IRS Employer I.D. No.)

3945 S. Wasatch Blvd. #282

Salt Lake City, Utah 84124

(Address of Principal Executive Offices)

(801)-244-2423

 (Registrant's Telephone Number)

N/A

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

          (17 CFR 240.13e-4)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

5.02

On October 23, 2007 the Board of Directors of the Company elected Mr. Wu Wen to serve as a Director of the Company.  Mr. Wu has over twenty years of experience in plant management, machinery, and molding production.  Prior to joining the Company, Mr. Wu served on the senior management teams of a number of industrial companies in the steel casting, electronics and plastic industries.  In 1994, Mr. Wu began serving as the Deputy General Manager of Fogang Guozhu Plastics Company Limited, a subsidiary of the Company.  In 2001, Mr. Wu began serving as the Deputy General Manger of Guangdong Guozhu Precision Mold Company Limited.  Currently, Mr. Wu serves as the Deputy General Manager of the Company, where he is responsible for the strategic development, administration, and financial operations of the Company.

On October 23, 2007, Mr. Lau Hing Bun submitted his resignation as Chief Executive Officer and Director of the Company to the Board of Directors, which accepted the resignation on the same day.

On October 23, 2007 the Board of Directors of the Company appointed Mr. Chong Hui Zhao to serve as a Chief Executive Officer of the Company.  Mr. Zhao graduated from South China University of Technology in 1990 with a major in Machinery in Chemical Industries.  Mr. Zhao has over seventeen years of experience in technology development, production management, and operations management of plastic machinery and mold production, beverage packaging machinery, and mold blowing machinery.

 From 1990 to 1992, Mr. Zhao served as an engineer for Guangzhou Changhong Plastic Company.  In 1992, he joined Guangzhou PepsiCo as an engineer and was later promoted to department manager overseeing the PET bottle production.  In 1995, Mr. Zhao joined New Pearl River Food And Beverage Group Company as the technical head in charge of PET bottle production. There, he led the establishment of Xinquan Packaging Company Limited, a PET bottle supplier to Guangzhou PepsiCo.

In 2000, Mr. Zhao joined the Company and was responsible for the development of automatic blowing machines, a major production line of the Company.  In 2004, he served as the plant manager of the Company’s beverage packaging machinery plant.  In 2005, he served as the Deputy General Manager of Fogang Guozhu Blowing Equipment Company Limited and was promoted to General Manager in 2007.

Mr. Zhao is the designer and recipient of a number of awards and patents in plastic machinery, including three patents owned by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2007

Hutton Holdings Corporation

By:	/s/ Cai Yingren
Cai Yingren, Director